Exhibit 99.2

FINANCIAL SUPPLEMENT
SECOND QUARTER 2017

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions...................................................................................................	1
Financial Highlights........................................................................................................	2
Consolidated Financial Statements
Income Statements....................................................................................................	3
Balance Sheets..........................................................................................................	4
GAAP Underwriting Results
Consolidated..............................................................................................................	5-7
Commercial Lines.....................................................................................................	8-10
Personal Lines...........................................................................................................	11-13
Chaucer......................................................................................................................	14-16
Investments
Net Investment Income and Yields...........................................................................	17
Investment Portfolio...................................................................................................	18
Credit Quality and Duration of Fixed Maturities.....................................................	19
Top 10 Corporate and Municipal Fixed Maturity Holdings....................................	20
Reconciliation of Operating Income to Net Income................................................	21
Other Information
Non-GAAP Financial Measures...............................................................................	22
Corporate Information...............................................................................................	23
Market and Dividend Information.............................................................................	23
Financial Strength and Debt Ratings.......................................................................	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG's international business written through Lloyd's and includes international marine, aviation and political, casualty, energy, property and treaty business.

Marine, Aviation & Political includes marine coverages that insure marine hull, liability, cargo and specie, fine art, and ports and terminals and political coverages that insure political violence (war, terrorism, aviation war), political risk and trade credit. It also includes aviation coverages that insure airline hull and liability, general aviation, refuellers, aviation products and satellite.

Casualty provides liability coverage worldwide for professional and commercial risks, credit and bond, crime and professional liability coverage for financial institutions, medical malpractice, excess workers’ compensation and accident and health, as well as syndicate participations.

Energy coverage, encompassing exploration and production, construction, downstream, operational power and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

Property coverage insures property, including commercial and industrial businesses, against physical loss or damage and business interruption.

Treaty encompasses a broad range of casualty, property and marine exposures worldwide. International  casualty treaties cover motor, employer public, professional, pecuniary and miscellaneous liabilities. North American casualty comprises mainly excess of loss, written on an occurrence and claims made basis, and with a focus on medical malpractice supported by workers compensation clash business. Casualty also includes accident & health, a largely catastrophe exposed account, written for a range of perils. Property comprises mainly catastrophe and risk excess of loss for personal, commercial, excess and surplus lines carriers. Marine treaties, written on a whole account, specific or combined basis, focus on a broad range of assets and associated perils and liabilities.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except earnings per share)	2016	2016	2016	2017	2017	2016	2017
PREMIUMS
Gross premiums written	$1,402.0	$1,402.2	$1,218.2	$1,454.7	$1,479.0	$2,777.0	$2,933.7
Net premiums written	1,221.6	1,250.9	1,082.0	1,186.8	1,275.7	2,365.9	2,462.5
Net premiums earned	1,145.5	1,160.9	1,170.4	1,181.3	1,181.2	2,296.8	2,362.5

EARNINGS
Operating income (loss) before interest and taxes	$94.7	$129.8	$(22.1)	$69.1	$118.9	$215.1	$188.0
Operating income (loss) after taxes	54.0	78.6	(19.7)	40.8	72.3	125.5	113.1
Income (loss) from continuing operations	1.9	88.3	(12.2)	45.2	78.4	80.0	123.6
Net income (loss)	2.0	88.4	(13.5)	45.2	78.4	80.2	123.6

PER SHARE DATA (DILUTED)
Operating income (loss) after taxes	$1.24	$1.83	$(0.46)	$0.95	$1.69	$2.89	$2.64
Income (loss) from continuing operations	0.04	2.06	(0.29)	1.05	1.83	1.84	2.88
Net income (loss)	0.05	2.06	(0.32)	1.05	1.83	1.84	2.88
Weighted average shares outstanding (1)	43.4	43.0	42.5	42.9	42.8	43.5	42.9

BALANCE SHEET
	June 30	September 30	December 31	March 31	June 30
(In millions, except per share data)	2016	2016	2016	2017	2017
Total assets	$14,163.6	$14,363.7	$14,220.4	$14,490.8	$14,792.7
Total loss and loss adjustment expense reserves	6,778.0	6,802.3	6,949.4	7,103.0	7,162.4
Total shareholders' equity	3,009.7	3,045.7	2,857.5	2,913.5	2,972.5
Total shareholders' equity, excluding net unrealized appreciation
depreciation on investments, net of tax	2,686.2	2,724.3	2,671.5	2,708.5	2,747.7
U.S. Property and Casualty Companies
Statutory surplus	$2,152.6	$2,218.5	$2,173.4	$2,229.5	$2,006.3
Premium to surplus ratio	1.76:1	1.73:1	1.79:1	1.76:1	1.98:1
Book value per share	$70.58	$72.08	$67.40	$68.44	$70.18
Book value per share, excluding net unrealized appreciation
depreciation on investments, net of tax	$62.99	$64.48	$63.01	$63.62	$64.87
Tangible book value per share (total book value excluding goodwill
and intangibles)	$64.11	$65.74	$61.17	$62.20	$63.88
Shares outstanding	42.7	42.3	42.4	42.6	42.4
Total debt/equity	26.5%	26.2%	27.5%	27.0%	26.5%
Total debt/total capital	21.0%	20.8%	21.6%	21.3%	20.9%

(1) Weighted average shares outstanding and per diluted share amounts in the fourth quarter of 2016 exclude common stock equivalents, as the impact of these instruments was anti-dilutive.

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended June 30			Six Months ended June 30
(In millions)	2017	2016	% Change	2017	2016	% Change

REVENUES
Premiums earned	$1,181.2	$1,145.5	3.1	$2,362.5	$2,296.8	2.9
Net investment income	72.3	69.1	4.6	143.4	137.4	4.4
Net realized investment gains (losses)	5.9	(0.7)	N/M	7.8	0.8	875.0
Fees and other income	6.7	8.1	(17.3)	13.3	14.6	(8.9)
Total revenues	1,266.1	1,222.0	3.6	2,527.0	2,449.6	3.2

LOSSES AND EXPENSES
Losses and loss adjustment expenses	725.0	729.7	(0.6)	1,491.5	1,429.3	4.4
Amortization of deferred acquisition costs	264.6	254.4	4.0	531.0	513.5	3.4
Interest expense	12.2	15.6	(21.8)	24.2	30.3	(20.1)
Gain on disposal of U.K. motor business	-	(0.4)	N/M	-	(1.2)	N/M
Net loss from repayment of debt	-	86.1	N/M	-	86.1	N/M
Other operating expenses	153.3	143.7	6.7	310.3	290.6	6.8
Total losses and expenses	1,155.1	1,229.1	(6.0)	2,357.0	2,348.6	0.4

Income (loss) from continuing operations before income taxes	111.0	(7.1)	N/M	170.0	101.0	68.3
Income tax expense (benefit)	32.6	(9.0)	N/M	46.4	21.0	121.0
Income from continuing operations	78.4	1.9	N/M	123.6	80.0	54.5
Discontinued operations	-	0.1	N/M	-	0.2	N/M
Net income	$78.4	$2.0	N/M	$123.6	$80.2	54.1

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	June 30	December 31
(In millions, except per share data)	2017	2016	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,372.8 and $7,235.1)	$7,509.7	$7,331.3	2.4
Equity securities, at fair value (cost of $490.1 and $498.4)	605.5	584.4	3.6
Other investments	604.3	533.8	13.2
Total investments	8,719.5	8,449.5	3.2
Cash and cash equivalents	317.8	282.6	12.5
Accrued investment income	60.5	61.7	(1.9)
Premiums and accounts receivable, net	1,599.4	1,438.1	11.2
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,701.1	2,611.8	3.4
Deferred acquisition costs	547.1	517.5	5.7
Deferred income taxes	73.7	115.1	(36.0)
Goodwill	185.2	184.8	0.2
Other assets	509.7	479.8	6.2
Assets of discontinued operations	78.7	79.5	(1.0)
Total assets	$14,792.7	$14,220.4	4.0

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$7,162.4	$6,949.4	3.1
Unearned premiums	2,776.0	2,561.0	8.4
Expenses and taxes payable	671.3	728.0	(7.8)
Reinsurance premiums payable	334.7	251.9	32.9
Debt	786.7	786.4	-
Liabilities of discontinued operations	89.1	86.2	3.4
Total liabilities	11,820.2	11,362.9	4.0

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,852.0	1,846.7	0.3
Accumulated other comprehensive income	106.9	62.8	70.2
Retained earnings	1,956.6	1,875.6	4.3
Treasury stock at cost (18.1 and 18.1 million shares)	(943.6)	(928.2)	1.7
Total shareholders' equity	2,972.5	2,857.5	4.0
Total liabilities and shareholders' equity	$14,792.7	$14,220.4	4.0

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended June 30

	2017					2016
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$685.2	$453.5	$340.3	$-	$1,479.0	$662.9	$416.6	$322.5	$-	$1,402.0
Net premiums written	$591.6	$430.5	$253.6	$-	$1,275.7	$579.9	$395.3	$246.4	$-	$1,221.6
Net premiums earned	$591.2	$391.3	$198.7	$-	$1,181.2	$574.7	$364.7	$206.1	$-	$1,145.5
Losses and LAE:
Current accident year, excluding catastrophe losses	335.8	235.7	111.7	-	683.2	312.9	221.2	129.6	-	663.7
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	(15.6)	0.3	(15.3)	22.1	0.9	(8.3)	0.3	15.0
Current accident year catastrophe losses	43.4	13.3	2.2	-	58.9	26.6	9.7	26.0	-	62.3
Prior accident year unfavorable (favorable) catastrophe loss development	(0.8)	-	(1.0)	-	(1.8)	(0.7)	1.5	(12.1)	-	(11.3)
Total losses and LAE	378.4	249.0	97.3	0.3	725.0	360.9	233.3	135.2	0.3	729.7
Amortization of deferred acquisition costs and other underwriting expenses	210.5	112.8	83.4	0.6	407.3	208.7	102.1	77.4	0.3	388.5
GAAP underwriting profit (loss)	2.3	29.5	18.0	(0.9)	48.9	5.1	29.3	(6.5)	(0.6)	27.3
Net investment income	41.3	17.4	11.3	2.3	72.3	39.1	17.1	11.3	1.6	69.1
Other income	2.0	2.8	1.2	0.7	6.7	2.3	2.7	2.4	0.7	8.1
Other operating expenses	(2.4)	(1.8)	(0.8)	(4.0)	(9.0)	(2.5)	(1.7)	(1.7)	(3.9)	(9.8)
Operating income (loss) before income taxes	$43.2	$47.9	$29.7	$(1.9)	$118.9	$44.0	$47.4	$5.5	$(2.2)	$94.7
Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.8%	60.2%	56.3%	N/M	57.9%	54.5%	60.7%	62.9%	N/M	57.9%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	(7.9)%	N/M	(1.3)%	3.8%	0.2%	(4.0)%	N/M	1.3%
Current accident year catastrophe losses	7.3%	3.4%	1.1%	N/M	5.0%	4.6%	2.7%	12.6%	N/M	5.5%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	-	(0.5)%	N/M	(0.2)%	(0.1)%	0.4%	(5.9)%	N/M	(1.0)%
Total loss and LAE ratio	64.0%	63.6%	49.0%	N/M	61.4%	62.8%	64.0%	65.6%	N/M	63.7%
Expense ratio	35.4%	28.2%	42.0%	N/M	34.2%	36.1%	27.3%	37.6%	N/M	33.6%
Combined ratio	99.4%	91.8%	91.0%	N/M	95.6%	98.9%	91.3%	103.2%	N/M	97.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Six Months ended June 30

	2017					2016
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$1,403.2	$836.7	$693.8	$-	$2,933.7	$1,343.0	$773.4	$660.6	$-	$2,777.0
Net premiums written	$1,216.9	$792.6	$453.0	$-	$2,462.5	$1,184.2	$732.3	$449.4	$-	$2,365.9
Net premiums earned	$1,179.5	$773.1	$409.9	$-	$2,362.5	$1,146.1	$723.3	$427.4	$-	$2,296.8
Losses and LAE:
Current accident year, excluding catastrophe losses	675.1	473.1	219.4	-	1,367.6	633.7	436.9	271.5	-	1,342.1
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.1)	0.1	(17.9)	0.6	(17.3)	42.2	0.2	(38.0)	0.6	5.0
Current accident year catastrophe losses	79.8	53.7	14.9	-	148.4	45.8	20.2	36.2	-	102.2
Prior accident year unfavorable (favorable) catastrophe loss development	(0.8)	-	(6.4)	-	(7.2)	(1.0)	2.8	(21.8)	-	(20.0)
Total losses and LAE	754.0	526.9	210.0	0.6	1,491.5	720.7	460.1	247.9	0.6	1,429.3
Amortization of deferred acquisition costs and other underwriting expenses	425.9	225.1	168.1	1.2	820.3	416.6	205.3	163.5	0.7	786.1
GAAP underwriting profit (loss)	(0.4)	21.1	31.8	(1.8)	50.7	8.8	57.9	16.0	(1.3)	81.4
Net investment income	81.6	34.5	23.7	3.6	143.4	78.5	34.5	22.0	2.4	137.4
Other income	3.9	5.7	2.3	1.4	13.3	4.2	5.5	3.5	1.4	14.6
Other operating expenses	(4.5)	(3.5)	(3.2)	(8.2)	(19.4)	(4.8)	(3.4)	(2.3)	(7.8)	(18.3)
Operating income (loss) before income taxes	$80.6	$57.8	$54.6	$(5.0)	$188.0	$86.7	$94.5	$39.2	$(5.3)	$215.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.2%	61.3%	53.5%	N/M	57.8%	55.2%	60.4%	63.5%	N/M	58.5%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	(4.4)%	N/M	(0.7)%	3.7%	-	(8.9)%	N/M	0.2%
Current accident year catastrophe losses	6.8%	6.9%	3.7%	N/M	6.3%	4.0%	2.8%	8.5%	N/M	4.5%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	-	(1.6)%	N/M	(0.3)%	(0.1)%	0.4%	(5.1)%	N/M	(0.9)%
Total loss and LAE ratio	63.9%	68.2%	51.2%	N/M	63.1%	62.8%	63.6%	58.0%	N/M	62.3%
Expense ratio	35.9%	28.5%	41.0%	N/M	34.4%	36.2%	27.7%	38.3%	N/M	33.9%
Combined ratio	99.8%	96.7%	92.2%	N/M	97.5%	99.0%	91.3%	96.3%	N/M	96.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2016	2016	2016	2017	2017	2016	2017
Gross premiums written	$1,402.0	$1,402.2	$1,218.2	$1,454.7	$1,479.0	$2,777.0	$2,933.7
Net premiums written	$1,221.6	$1,250.9	$1,082.0	$1,186.8	$1,275.7	$2,365.9	$2,462.5
Net premiums earned	$1,145.5	$1,160.9	$1,170.4	$1,181.3	$1,181.2	$2,296.8	$2,362.5
Losses and LAE:
Current accident year, excluding catastrophe losses	663.7	673.2	684.0	684.4	683.2	1,342.1	1,367.6
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	15.0	(8.1)	143.4	(2.0)	(15.3)	5.0	(17.3)
Current accident year catastrophe losses	62.3	27.6	30.2	89.5	58.9	102.2	148.4
Prior accident year favorable catastrophe loss development	(11.3)	(0.7)	(14.2)	(5.4)	(1.8)	(20.0)	(7.2)
Total losses and LAE	729.7	692.0	843.4	766.5	725.0	1,429.3	1,491.5
Amortization of deferred acquisition costs and other underwriting expenses	388.5	405.0	421.0	413.0	407.3	786.1	820.3
GAAP underwriting profit (loss)	$27.3	$63.9	$(94.0)	$1.8	$48.9	$81.4	$50.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	57.9%	58.0%	58.3%	57.9%	57.9%	58.5%	57.8%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.3%	(0.7)%	12.3%	(0.2)%	(1.3)%	0.2%	(0.7)%
Current accident year catastrophe losses	5.5%	2.4%	2.6%	7.6%	5.0%	4.5%	6.3%
Prior accident year favorable catastrophe loss development	(1.0)%	(0.1)%	(1.2)%	(0.5)%	(0.2)%	(0.9)%	(0.3)%
Total loss and LAE ratio	63.7%	59.6%	72.0%	64.8%	61.4%	62.3%	63.1%
Expense ratio	33.6%	34.6%	35.7%	34.7%	34.2%	33.9%	34.4%
Combined ratio	97.3%	94.2%	107.7%	99.5%	95.6%	96.2%	97.5%

Combined ratio, excluding catastrophe losses	92.8%	91.9%	106.3%	92.4%	90.8%	92.6%	91.5%
Current accident year combined ratio, excluding catastrophe losses	91.5%	92.6%	94.0%	92.6%	92.1%	92.4%	92.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended June 30

	2017					2016
	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$191.4	$78.5	$70.9	$250.8	$591.6	$191.6	$78.0	$66.7	$243.6	$579.9
Net premiums earned	$194.5	$78.2	$74.7	$243.8	$591.2	$191.6	$76.3	$67.9	$238.9	$574.7
Losses and LAE:
Current accident year, excluding catastrophe losses	102.9	52.1	46.4	134.4	335.8	89.8	52.7	46.5	123.9	312.9
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	-	-	13.9	4.2	(6.5)	10.5	22.1
Current accident year catastrophe losses	26.6	0.9	-	15.9	43.4	17.6	0.4	-	8.6	26.6
Prior accident year unfavorable (favorable) catastrophe loss development	-	-	-	(0.8)	(0.8)	(0.1)	-	-	(0.6)	(0.7)
Total losses and LAE	129.5	53.0	46.4	149.5	378.4	121.2	57.3	40.0	142.4	360.9
Amortization of deferred acquisition costs and other underwriting expenses					210.5					208.7
GAAP underwriting profit					2.3					5.1
Net investment income					41.3					39.1
Other income					2.0					2.3
Other operating expenses					(2.4)					(2.5)
Operating income before income taxes					$43.2					$44.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	52.9%	66.6%	62.1%	55.1%	56.8%	46.9%	69.1%	68.6%	51.9%	54.5%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	-	-	7.3%	5.5%	(9.6)%	4.4%	3.8%
Current accident year catastrophe losses	13.7%	1.2%	-	6.5%	7.3%	9.2%	0.5%	-	3.6%	4.6%
Prior accident year unfavorable (favorable) catastrophe loss development	-	-	-	(0.3)%	(0.1)%	(0.1)%	-	-	(0.3)%	(0.1)%
Total loss and LAE ratio	66.6%	67.8%	62.1%	61.3%	64.0%	63.3%	75.1%	59.0%	59.6%	62.8%
Expense ratio					35.4%					36.1%
Combined ratio					99.4%					98.9%

Change in policies in force	6.2%	-	11.7%	6.1%	6.1%	5.2%	(3.2)%	(3.0)%	4.1%	2.6%
Retention	85.3%	80.6%	80.1%	N/M	83.0%	85.9%	79.8%	79.3%	N/M	83.5%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Six Months ended June 30

	2017					2016
	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$394.4	$161.5	$160.1	$500.9	$1,216.9	$389.6	$157.2	$148.8	$488.6	$1,184.2
Net premiums earned	$392.4	$155.5	$147.5	$484.1	$1,179.5	$379.6	$152.5	$134.5	$479.5	$1,146.1
Losses and LAE:
Current accident year, excluding catastrophe losses	216.3	105.8	92.5	260.5	675.1	184.0	106.5	90.7	252.5	633.7
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	(0.1)	(0.1)	21.4	7.2	(10.9)	24.5	42.2
Current accident year catastrophe losses	48.1	1.5	-	30.2	79.8	31.4	0.9	-	13.5	45.8
Prior accident year unfavorable (favorable) catastrophe loss development	1.2	(0.1)	-	(1.9)	(0.8)	(1.9)	-	-	0.9	(1.0)
Total losses and LAE	265.6	107.2	92.5	288.7	754.0	234.9	114.6	79.8	291.4	720.7
Amortization of deferred acquisition costs and other underwriting expenses					425.9					416.6
GAAP underwriting profit (loss)					(0.4)					8.8
Net investment income					81.6					78.5
Other income					3.9					4.2
Other operating expenses					(4.5)					(4.8)
Operating income before income taxes					$80.6					$86.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	55.1%	68.0%	62.7%	53.8%	57.2%	48.5%	69.9%	67.4%	52.6%	55.2%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	-	-	5.6%	4.7%	(8.1)%	5.1%	3.7%
Current accident year catastrophe losses	12.3%	1.0%	-	6.2%	6.8%	8.3%	0.6%	-	2.8%	4.0%
Prior accident year unfavorable (favorable) catastrophe loss development	0.3%	(0.1)%	-	(0.4)%	(0.1)%	(0.5)%	-	-	0.2%	(0.1)%
Total loss and LAE ratio	67.7%	68.9%	62.7%	59.6%	63.9%	61.9%	75.2%	59.3%	60.7%	62.8%
Expense ratio					35.9%					36.2%
Combined ratio					99.8%					99.0%

Change in policies in force	6.2%	-	11.7%	6.1%	6.1%	5.2%	(3.2)%	(3.0)%	4.1%	2.6%
Retention	86.1%	81.1%	81.1%	N/M	83.9%	85.9%	79.8%	77.8%	N/M	83.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2016	2016	2016	2017	2017	2016	2017
Gross premiums written	$662.9	$730.0	$613.2	$718.0	$685.2	$1,343.0	$1,403.2
Net premiums written	$579.9	$647.3	$530.0	$625.3	$591.6	$1,184.2	$1,216.9
Net premiums earned	$574.7	$587.2	$584.7	$588.3	$591.2	$1,146.1	$1,179.5
Losses and LAE:
Current accident year, excluding catastrophe losses	312.9	336.0	338.4	339.3	335.8	633.7	675.1
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	22.1	19.3	161.5	(0.1)	-	42.2	(0.1)
Current accident year catastrophe losses	26.6	16.4	11.6	36.4	43.4	45.8	79.8
Prior accident year unfavorable (favorable) catastrophe loss development	(0.7)	1.3	(4.0)	-	(0.8)	(1.0)	(0.8)
Total losses and LAE	360.9	373.0	507.5	375.6	378.4	720.7	754.0
Amortization of deferred acquisition costs and other underwriting expenses	208.7	210.6	211.6	215.4	210.5	416.6	425.9
GAAP underwriting profit (loss)	$5.1	$3.6	$(134.4)	$(2.7)	$2.3	$8.8	$(0.4)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	54.5%	57.2%	57.9%	57.6%	56.8%	55.2%	57.2%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	3.8%	3.3%	27.6%	-	-	3.7%	-
Current accident year catastrophe losses	4.6%	2.8%	2.0%	6.2%	7.3%	4.0%	6.8%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.2%	(0.7)%	-	(0.1)%	(0.1)%	(0.1)%
Total loss and LAE ratio	62.8%	63.5%	86.8%	63.8%	64.0%	62.8%	63.9%
Expense ratio	36.1%	35.7%	36.0%	36.4%	35.4%	36.2%	35.9%
Combined ratio	98.9%	99.2%	122.8%	100.2%	99.4%	99.0%	99.8%

Combined ratio, excluding catastrophe losses	94.4%	96.2%	121.5%	94.0%	92.2%	95.1%	93.1%
Current accident year combined ratio, excluding catastrophe losses	90.6%	92.9%	93.9%	94.0%	92.2%	91.4%	93.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended June 30

	2017				2016
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$269.6	$150.6	$10.3	$430.5	$245.1	$140.1	$10.1	$395.3
Net premiums earned	$245.1	$136.6	$9.6	$391.3	$226.4	$128.6	$9.7	$364.7
Losses and LAE:
Current accident year, excluding catastrophe losses	168.2	63.7	3.8	235.7	157.8	59.3	4.1	221.2
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	-	(1.3)	0.8	1.4	0.9
Current accident year catastrophe losses	1.9	11.3	0.1	13.3	1.1	8.5	0.1	9.7
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)	-	0.1	-	(0.2)	1.6	0.1	1.5
Total losses and LAE	170.0	75.0	4.0	249.0	157.4	70.2	5.7	233.3
Amortization of deferred acquisition costs and other underwriting expenses				112.8				102.1
GAAP underwriting profit				29.5				29.3
Net investment income				17.4				17.1
Other income				2.8				2.7
Other operating expenses				(1.8)				(1.7)
Operating income before income taxes				$47.9				$47.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	68.7%	46.6%	39.6%	60.2%	69.7%	46.1%	42.2%	60.7%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	-	(0.6)%	0.6%	14.4%	0.2%
Current accident year catastrophe losses	0.7%	8.3%	1.1%	3.4%	0.5%	6.7%	1.1%	2.7%
Prior accident year unfavorable (favorable) catastrophe loss development	-	-	1.0%	-	(0.1)%	1.2%	1.0%	0.4%
Total loss and LAE ratio	69.4%	54.9%	41.7%	63.6%	69.5%	54.6%	58.7%	64.0%
Expense ratio				28.2%				27.3%
Combined ratio				91.8%				91.3%
Change in policies in force	3.4%	3.4%	(11.0)%	2.9%	(2.3)%	(0.9)%	(12.4)%	(2.0)%
Retention	85.6%	84.6%	N/M	85.1%	84.2%	82.7%	N/M	83.5%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Six Months ended June 30

	2017				2016
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$509.2	$265.0	$18.4	$792.6	$467.6	$246.5	$18.2	$732.3
Net premiums earned	$483.7	$270.4	$19.0	$773.1	$448.2	$255.9	$19.2	$723.3
Losses and LAE:
Current accident year, excluding catastrophe losses	336.7	129.2	7.2	473.1	317.2	111.7	8.0	436.9
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	0.1	0.1	(2.1)	0.8	1.5	0.2
Current accident year catastrophe losses	3.6	49.9	0.2	53.7	1.6	18.4	0.2	20.2
Prior accident year unfavorable (favorable) catastrophe loss development	(0.3)	0.2	0.1	-	(0.1)	2.8	0.1	2.8
Total losses and LAE	340.0	179.3	7.6	526.9	316.6	133.7	9.8	460.1
Amortization of deferred acquisition costs and other underwriting expenses				225.1				205.3
GAAP underwriting profit				21.1				57.9
Net investment income				34.5				34.5
Other income				5.7				5.5
Other operating expenses				(3.5)				(3.4)
Operating income before income taxes				$57.8				$94.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	69.6%	47.8%	37.9%	61.3%	70.8%	43.6%	41.6%	60.4%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	0.5%	-	(0.5)%	0.3%	7.8%	-
Current accident year catastrophe losses	0.8%	18.4%	1.1%	6.9%	0.3%	7.2%	1.1%	2.8%
Prior accident year unfavorable (favorable) catastrophe loss development	(0.1)%	0.1%	0.5%	-	-	1.1%	0.5%	0.4%
Total loss and LAE ratio	70.3%	66.3%	40.0%	68.2%	70.6%	52.2%	51.0%	63.6%
Expense ratio				28.5%				27.7%
Combined ratio				96.7%				91.3%
Change in policies in force	3.4%	3.4%	(11.0)%	2.9%	(2.3)%	(0.9)%	(12.4)%	(2.0)%
Retention	85.7%	84.1%	N/M	85.0%	84.3%	82.1%	N/M	83.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2016	2016	2016	2017	2017	2016	2017
Gross premiums written	$416.6	$428.7	$402.5	$383.2	$453.5	$773.4	$836.7
Net premiums written	$395.3	$407.5	$381.4	$362.1	$430.5	$732.3	$792.6
Net premiums earned	$364.7	$371.5	$376.7	$381.8	$391.3	$723.3	$773.1
Losses and LAE:
Current accident year, excluding catastrophe losses	221.2	226.7	220.9	237.4	235.7	436.9	473.1
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.9	(1.1)	5.2	0.1	-	0.2	0.1
Current accident year catastrophe losses	9.7	10.8	9.7	40.4	13.3	20.2	53.7
Prior accident year unfavorable catastrophe loss development	1.5	1.5	2.0	-	-	2.8	-
Total losses and LAE	233.3	237.9	237.8	277.9	249.0	460.1	526.9
Amortization of deferred acquisition costs and other underwriting expenses	102.1	110.3	116.3	112.3	112.8	205.3	225.1
GAAP underwriting profit (loss)	$29.3	$23.3	$22.6	$(8.4)	$29.5	$57.9	$21.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.7%	61.1%	58.7%	62.2%	60.2%	60.4%	61.3%
Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	0.2%	(0.3)%	1.4%	-	-	-	-
Current accident year catastrophe losses	2.7%	2.9%	2.6%	10.6%	3.4%	2.8%	6.9%
Prior accident year unfavorable catastrophe loss development	0.4%	0.4%	0.5%	-	-	0.4%	-
Total loss and LAE ratio	64.0%	64.1%	63.2%	72.8%	63.6%	63.6%	68.2%
Expense ratio	27.3%	29.0%	30.2%	28.8%	28.2%	27.7%	28.5%
Combined ratio	91.3%	93.1%	93.4%	101.6%	91.8%	91.3%	96.7%

Combined ratio, excluding catastrophe losses	88.2%	89.8%	90.3%	91.0%	88.4%	88.1%	89.8%
Current accident year combined ratio, excluding catastrophe losses	88.0%	90.1%	88.9%	91.0%	88.4%	88.1%	89.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended June 30

	2017						2016
	Marine,						Marine,
	Aviation						Aviation
(In millions, except percentage data)	& Political	Casualty	Energy	Property	Treaty	Total	& Political	Casualty	Energy	Property	Treaty	Total
Gross premiums written	$65.4	$65.4	$57.6	$27.7	$124.2	$340.3	$73.2	$58.0	$63.1	$19.6	$108.6	$322.5
Net premiums written	$51.6	$52.6	$41.5	$16.6	$91.3	$253.6	$53.6	$49.8	$45.1	$16.6	$81.3	$246.4
Net premiums earned	$52.5	$46.6	$26.1	$12.5	$61.0	$198.7	$53.4	$48.9	$30.6	$12.4	$60.8	$206.1
Losses and LAE:
Current accident year, excluding catastrophe losses						111.7						129.6
Prior accident year favorable reserve development, excluding catastrophe losses						(15.6)						(8.3)
Current accident year catastrophe losses						2.2						26.0
Prior accident year favorable catastrophe loss development						(1.0)						(12.1)
Total losses and LAE						97.3						135.2
Amortization of deferred acquisition costs and other underwriting expenses						83.4						77.4
GAAP underwriting profit (loss)						18.0						(6.5)
Net investment income						11.3						11.3
Other income						1.2						2.4
Other operating expenses						(0.8)						(1.7)
Operating income before income taxes						$29.7						$5.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						56.3%						62.9%
Prior accident year favorable reserve development, excluding catastrophe losses						(7.9)%						(4.0)%
Current accident year catastrophe losses						1.1%						12.6%
Prior accident year favorable catastrophe loss development						(0.5)%						(5.9)%
Total loss and LAE ratio						49.0%						65.6%
Expense ratio						42.0%						37.6%
Combined ratio						91.0%						103.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Six Months ended June 30

	2017						2016
	Marine,						Marine,
	Aviation						Aviation
(In millions, except percentage data)	& Political	Casualty	Energy	Property	Treaty	Total	& Political	Casualty	Energy	Property	Treaty	Total
Gross premiums written	$150.5	$118.8	$99.2	$50.9	$274.4	$693.8	$165.3	$113.4	$102.9	$32.4	$246.6	$660.6
Net premiums written	$105.7	$92.1	$53.4	$27.8	$174.0	$453.0	$112.0	$96.5	$57.4	$22.5	$161.0	$449.4
Net premiums earned	$112.7	$91.2	$60.1	$25.1	$120.8	$409.9	$111.3	$99.4	$75.6	$23.6	$117.5	$427.4
Losses and LAE:
Current accident year, excluding catastrophe losses						219.4						271.5
Prior accident year favorable reserve development, excluding catastrophe losses						(17.9)						(38.0)
Current accident year catastrophe losses						14.9						36.2
Prior accident year favorable catastrophe loss development						(6.4)						(21.8)
Total losses and LAE						210.0						247.9
Amortization of deferred acquisition costs and other underwriting expenses						168.1						163.5
GAAP underwriting profit						31.8						16.0
Net investment income						23.7						22.0
Other income						2.3						3.5
Other operating expenses						(3.2)						(2.3)
Operating income before income taxes						$54.6						$39.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						53.5%						63.5%
Prior accident year favorable reserve development, excluding catastrophe losses						(4.4)%						(8.9)%
Current accident year catastrophe losses						3.7%						8.5%
Prior accident year favorable catastrophe loss development						(1.6)%						(5.1)%
Total loss and LAE ratio						51.2%						58.0%
Expense ratio						41.0%						38.3%
Combined ratio						92.2%						96.3%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2016	2016	2016	2017	2017	2016	2017
Gross premiums written	$322.5	$243.5	$202.5	$353.5	$340.3	$660.6	$693.8
Net premiums written	$246.4	$196.1	$170.6	$199.4	$253.6	$449.4	$453.0
Net premiums earned	$206.1	$202.2	$209.0	$211.2	$198.7	$427.4	$409.9
Losses and LAE:
Current accident year, excluding catastrophe losses	129.6	110.4	124.7	107.7	111.7	271.5	219.4
Prior accident year favorable reserve development, excluding catastrophe losses	(8.3)	(26.6)	(30.7)	(2.3)	(15.6)	(38.0)	(17.9)
Current accident year catastrophe losses	26.0	0.4	8.9	12.7	2.2	36.2	14.9
Prior accident year favorable catastrophe loss development	(12.1)	(3.5)	(12.2)	(5.4)	(1.0)	(21.8)	(6.4)
Total losses and LAE	135.2	80.7	90.7	112.7	97.3	247.9	210.0
Amortization of deferred acquisition costs and other underwriting expenses	77.4	83.7	91.8	84.7	83.4	163.5	168.1
GAAP underwriting profit (loss)	$(6.5)	$37.8	$26.5	$13.8	$18.0	$16.0	$31.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.9%	54.6%	59.7%	51.0%	56.3%	63.5%	53.5%
Prior accident year favorable reserve development, excluding catastrophe losses	(4.0)%	(13.2)%	(14.7)%	(1.1)%	(7.9)%	(8.9)%	(4.4)%
Current accident year catastrophe losses	12.6%	0.2%	4.2%	6.1%	1.1%	8.5%	3.7%
Prior accident year favorable catastrophe loss development	(5.9)%	(1.7)%	(5.8)%	(2.6)%	(0.5)%	(5.1)%	(1.6)%
Total loss and LAE ratio	65.6%	39.9%	43.4%	53.4%	49.0%	58.0%	51.2%
Expense ratio	37.6%	41.4%	43.9%	40.1%	42.0%	38.3%	41.0%
Combined ratio	103.2%	81.3%	87.3%	93.5%	91.0%	96.3%	92.2%

Combined ratio, excluding catastrophe losses	96.5%	82.8%	88.9%	90.0%	90.4%	92.9%	90.1%
Current accident year combined ratio, excluding catastrophe losses	100.5%	96.0%	103.6%	91.1%	98.3%	101.8%	94.5%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q2	Q3	Q4	Q1	Q2	YTD	YTD
(In millions, except yields)	2016	2016	2016	2017	2017	2016	2017
Net Investment Income
Fixed maturities	$61.3	$59.8	$62.9	$60.9	$61.4	$122.4	$122.3
Equity securities	4.8	4.4	5.1	4.3	5.0	9.1	9.3
Other investments	5.7	6.4	9.0	8.6	8.8	11.3	17.4
Investment expenses	(2.7)	(2.8)	(2.8)	(2.7)	(2.9)	(5.4)	(5.6)
Total	$69.1	$67.8	$74.2	$71.1	$72.3	$137.4	$143.4

Pre-tax Yields
Fixed maturities	3.56%	3.43%	3.44%	3.38%	3.37%	3.55%	3.37%
Total	3.39%	3.31%	3.40%	3.29%	3.35%	3.38%	3.31%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
June 30, 2017

(In millions)
						Change in	Change in
	Weighted				Net	Net	Net
	Average	Amortized	Fair	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	Cost or Cost	Value	Total	Gain (Loss)	During Q2	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$393.3	$393.8	4.4%	$0.5	$1.3	$1.9
Foreign government	AA+	224.0	228.4	2.5%	4.4	(0.7)	(0.5)
Municipals:
Taxable	AA	968.4	999.8	11.1%	31.4	0.8	1.8
Tax-exempt	AA	88.9	90.0	1.0%	1.1	0.4	1.1
Corporate:
NAIC 1	A	1,744.9	1,782.1	19.7%	37.2	7.4	10.1
NAIC 2	BBB	1,956.4	1,995.0	22.1%	38.6	12.2	17.5
NAIC 3 and below	B+	381.7	400.6	4.4%	18.9	0.8	3.1
Total corporate	BBB+	4,083.0	4,177.7	46.2%	94.7	20.4	30.7
Asset backed:
Residential mortgage-backed	AAA	976.7	975.3	10.8%	(1.4)	2.7	2.6
Commercial mortgage-backed	AAA	574.9	580.7	6.4%	5.8	3.5	2.1
Asset-backed	AA+	63.6	64.0	0.7%	0.4	0.3	1.0
Total fixed maturities	A+	7,372.8	7,509.7	83.1%	136.9	28.7	40.7
Equity securities		490.1	605.5	6.7%	115.4	7.9	29.4
Other investments		600.4	604.3	6.7%	3.9	-	-
Total investments		8,463.3	8,719.5	96.5%	256.2	36.6	70.1
Cash and cash equivalents		317.8	317.8	3.5%	-	-	-
Total		$8,781.1	$9,037.3	100.0%	$256.2	$36.6	$70.1

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
June 30, 2017

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost	Value	Fair Value
1	Aaa/Aa/A	$5,003.0	$5,082.8	67.7%
2	Baa	1,982.1	2,020.3	26.9%
3	Ba	193.3	203.4	2.7%
4	B	185.1	192.8	2.6%
5	Caa and lower	9.0	10.0	0.1%
6	In or near default	0.3	0.4	-
Total fixed maturities		$7,372.8	$7,509.7	100.0%

DURATION OF FIXED MATURITIES
		Amortized	Fair	% of Total
		Cost	Value	Fair Value
	0-2 Years	$1,242.9	$1,270.9	16.9%
	2-4 Years	2,260.1	2,330.0	31.0%
	4-6 Years	1,814.1	1,848.8	24.6%
	6-8 Years	1,719.8	1,720.6	22.9%
	8-10 Years	257.1	258.6	3.5%
	10+ Years	78.8	80.8	1.1%
	Total fixed maturities	$7,372.8	$7,509.7	100.0%

	Weighted Average Duration	4.4

THE HANOVER INSURANCE GROUP
TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
June 30, 2017

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
US Bancorp	$27.6	$28.0	0.31%	A
Wells Fargo	27.1	27.3	0.30%	A
Verizon	26.3	27.3	0.30%	BBB+
Enterprise Holdings	26.1	25.9	0.29%	BBB+
Goldman Sachs	26.0	27.5	0.30%	BBB
Morgan Stanley	25.9	26.2	0.29%	BBB+
Key Bank	24.6	24.9	0.27%	BBB+
AvalonBay Communities	24.5	24.3	0.27%	A-
Anheuser-Busch InBev	24.3	25.0	0.28%	A-
Bank of New York Mellon	24.1	24.3	0.27%	A
Top 10 Corporate and Municipal Fixed	$256.5	$260.7	2.88%

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended June 30				Six Months ended June 30
	2017		2016		2017		2016
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$43.2		$44.0		$80.6		$86.7
Personal Lines	47.9		47.4		57.8		94.5
Chaucer	29.7		5.5		54.6		39.2
Other	(1.9)		(2.2)		(5.0)		(5.3)
Total	118.9		94.7		188.0		215.1
Interest expense	(12.2)		(15.6)		(24.2)		(30.3)
Operating income before income taxes	106.7	$2.49	79.1	$1.82	163.8	$3.82	184.8	$4.25
Income tax expense on operating income	(34.4)	(0.80)	(25.1)	(0.58)	(50.7)	(1.18)	(59.3)	(1.36)
Operating income after income taxes	72.3	1.69	54.0	1.24	113.1	2.64	125.5	2.89
Non-operating items:
Net realized investment gains (losses)	5.9	0.14	(0.7)	(0.02)	7.8	0.18	0.8	0.02
Loss from repurchase of debt	-	-	(86.1)	(1.98)	-	-	(86.1)	(1.98)
Other	(1.6)	(0.04)	0.6	0.01	(1.6)	(0.04)	1.5	0.02
Income tax benefit on non-operating items	1.8	0.04	34.1	0.79	4.3	0.10	38.3	0.89
Income from continuing operations, net of taxes	78.4	1.83	1.9	0.04	123.6	2.88	80.0	1.84
Discontinued operations, net of taxes	-	-	0.1	0.01	-	-	0.2	-
NET INCOME	$78.4	$1.83	$2.0	$0.05	$123.6	$2.88	$80.2	$1.84

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales.  Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from:  Commercial Lines, Personal Lines, Chaucer, and Other.  The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three and six months ended June 30, 2017 and 2016 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF August 2, 2017				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 30170
Worcester, MA 01653				The Hanover Insurance				College Station, TX 77842-3170
				Company	A	A	A3	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb	BBB	Baa3
Chaucer Holdings Limited				Subordinated Debentures	bb+	BB+	Ba1
Plantation Place								INQUIRIES
30 Fenchurch Street
London								Oksana Lukasheva
EC3M 3AD								Vice President
Investor Relations
MARKET AND DIVIDEND INFORMATION								(508) 855-2063
olukasheva@hanover.com
The following tables set forth the high and low closing
sales prices of our common stock and cash dividends
for the periods indicated:								INVESTOR INFORMATION LINE

Quarter Ended	2017							Dial 1-800-407-5222 to receive additional printed information,
	Price Range		Dividends					fax-on-demand services or other prerecorded messages.
	High	Low	Per Share
March 31	$91.58	$83.09	$0.500					Please visit our internet site at http:// www.Hanover.com
June 30	$91.58	$80.59	$0.500

Quarter Ended	2016
	Price Range		Dividends
	High	Low	Per Share
March 31	$90.68	$76.90	$0.460
June 30	$91.15	$80.41	$0.460
September 30	$84.58	$74.10	$0.460
December 31	$91.66	$74.88	$0.500